OFFICE LEASE

THIS AGREEMENT is made as of November 22, 2019 (for reference purposes only), by and between the parties identified below as the LANDLORD and TENANT. The capitalized terms used in this Lease refer to the information provided below in Section 1.1.

ARTICLE 1:REFERENCE DATA

1.1SUBJECTS REFERRED TO:

Each reference in this Lease to any of the following subjects shall be construed to incorporate the data stated for that subject in this Section 1.1:

LANDLORD:	BOKP TOWER, LLC

LANDLORD’S ADDRESS:	% PRICE EDWARDS AND COMPANY, 210 PARK AVE., SUITE 700, OKLAHOMA CITY, OK 73102

LANDLORD’S REPRESENTATIVE:	PROPERTY MANAGER

TENANT:	FULLWEB, INC.

TENANT’S ADDRESS (FOR NOTICE AND BILLING)	201 ROBERT S. KERR, SUITE 210, OKC 73102

TENANT’S REPRESENTATIVE:	ROGER BARESEL, CEO

BUILDING:	201 RSK

SUITE NUMBER:	210

RENTABLE FLOOR AREA OF TENANT’S SPACE (IN SQUARE FEET):	4,117

TOTAL RENTABLE FLOOR AREA OF THE BUILDING (IN SQUARE FEET):	201,694

TENANT’S DESIGN COMPLETION DATE	N/A

SCHEDULED TERM COMMENCEMENT DATE:	JANUARY 1, 2020

TERM EXPIRATION DATE:	DECEMBER 31, 2024

APPROXIMATE TERM (IN YEARS):	FIVE (5)

SCHEDULE OF BASE RENT. 1/01/2020-12/31/2024: $6,003.96 PER MONTH ($360,237.60 TOTAL OVER TERM)
EXPENSE STOP: CALENDAR YEAR 2020	All Operating Expenses and Real Estate Assessments for the calendar year 2020.
TENANT IMPROVEMENT REIMBURSEMENT TO LANDLORD:	$N/A

SECURITY DEPOSIT:	$ 6,500.00
PERMITTED USES:	Data Center which has been operating in the Tenant’s Space since December 2, 1999, and which is in compliance with all Landlord requirements.

1.2EXHIBITS

The exhibits listed below are incorporated in this Lease by reference and are to be construed as part of this Lease:

~~EXHIBIT ALEGAL DESCRIPTION.~~    INTENTIONALLY DELETED

EXHIBIT B PLAN SHOWING TENANT'S SPACE.

~~EXHIBIT C SPECIFICATIONS OF TENANT IMPROVEMENTS~~ INTENTIONALLY DELETED

EXHIBIT D RULES AND REGULATIONS.

EXHIBIT E ESTOPPEL CERTIFICATE.

EXHIBIT F  ADDITIONAL TERMS

ASBESTOS NOTICE RIDER

CORPORATE GUARANTY

LEASE ADDENDUM

ARTICLE 2:PREMISES AND TERM

2. 1PREMISES

LANDLORD hereby leases to TENANT, and TENANT hereby leases from LANDLORD, TENANT's Space in the Building, as shown in Exhibit B. TENANT's Space is hereinafter referred to as "the Premises".

2.1.1RENTABLE FLOOR AREA.  Rentable Floor Area or Rentable Square Feet as used is approximate and determined by Landlord or its representatives utilizing local industry standards.

2.2TERM

The Lease Term shall begin on the Scheduled Term Commencement Date (the "Commencement Date") and continue until the Expiration Date, unless postponed, accelerated or extended as hereinafter provided.

2.2.1EARLY OCCUPANCY. If the TENANT occupies the Leased Premises prior to the Commencement Date, Rent will commence on the date of such occupancy at the average rate applicable to the first twelve months of the Term, and the Term will be extended to include the period of such early occupancy.

2.2.2DELAYED OCCUPANCY. To the extent that LANDLORD agrees to perform construction pursuant to Exhibit C, if for any reason construction has not reached substantial completion on the Commencement Date, this Lease will nevertheless continue in effect. If the failure to reach substantial completion arises from: (a) the TENANT's failure to furnish final working drawings prior to TENANT's Design Completion Date; (b) any delay in construction caused by any change in or addition to the work ordered by the TENANT; (c) the TENANT's failure to pay the TENANT Improvement Reimbursement to LANDLORD; or (d) any other default, delay or omission by the TENANT; the payment of Rent will begin on the Commencement Date and the Term will not be modified. If the failure to reach substantial completion arises through no fault of the TENANT, the Rent will abate and not commence until the date of substantial completion; provided that such abatement will be for a period of no greater than one hundred eighty (180) days unless the LANDLORD and TENANT otherwise agree in writing. Such abatement of Rent will constitute full settlement of all claims which the TENANT might otherwise have against the LANDLORD by reason of any delay in occupancy of the Premises. Any delay in occupancy will not extend the Term Expiration Date as set forth in section 1.1.

ARTICLE 3:CONSTRUCTION      INTENTIONALLY DELETED

3.1~~INITIAL CONSTRUCTION~~

~~Except to the extent of construction work that LANDLORD agrees to perform pursuant to EXHIBIT C, TENANT agrees to take the Premises in their existing condition as of the date of this Lease.~~

~~If the LANDLORD agrees in EXHIBIT C to perform construction, then TENANT shall, on or before TENANT's Design Completion Date, provide to LANDLORD complete sets of plans and specifications acceptable to LANDLORD prepared at TENANT's expense by an architect approved by LANDLORD, including but not limited to: dimensioned partition plans, furniture and equipment layout plans, dimensioned electrical and telephone outlet plans, reflected ceiling plans, door and hardware~~

~~schedules, room finish schedules including wall, carpet, and floor tile colors, electrical and mechanical engineering plans, and all other necessary construction details and specifications.~~

3.2~~TENANT IMPROVEMENT REIMBURSEMENT TO LANDLORD~~      INTENTIONALLY DELETED

~~Unless otherwise specified in EXHIBIT C, the cost of all construction performed by LANDLORD in accordance with the aforesaid plans and specifications shall be at TENANT's expense. TENANT agrees to pay the TENANT Improvement Reimbursement to LANDLORD one half before the LANDLORD begins construction and one half on the date of substantial completion. In the event the TENANT orders any changes in or additions to the work, all costs resulting there from will be paid by TENANT on the date of substantial completion. If no figure is shown in Section 1.1 hereof, the TENANT Improvement Reimbursement to LANDLORD shall equal the LANDLORD's total cost of construction (including any supervisory fee to LANDLORD's managing agent) less the cost of any allowance to TENANT specified in EXHIBIT C.~~

3.3~~GENERAL PROVISIONS APPLICABLE TO CONSTRUCTION~~

~~TENANT's furniture, furnishings, telephones, and equipment shall be the responsibility of TENANT, and shall be coordinated with any work being performed by LANDLORD in such a manner as to maintain harmonious labor relations and not damage the Building or interfere with Building operations. The installation of furniture, furnishings, telephones, and equipment shall be performed at TENANT's direction and expense during weekday working hours when LANDLORD's maintenance personnel are available for supervision and coordination with building operations. If TENANT wishes to perform this work at other times it shall pay the overtime cost of LANDLORD's supervisory personnel. TENANT agrees to provide LANDLORD with an insurance certificate from any contractor it employs before the contractor begins work in the Building.~~

~~All construction work required or permitted by this Lease, whether by LANDLORD or by TENANT, shall be done in a good and workmanlike manner and in compliance with all applicable laws and ordinances, regulations and orders of governmental authorities and insurers of the Building. LANDLORD's obligations under Section 3.1 shall be deemed to have been performed when TENANT commences to occupy any portion of the Premises, except for items which are incomplete or do not conform with the requirements of Section 3.1 and as to which TENANT in either case has given written notice to LANDLORD within thirty (30) days after such commencement. If TENANT has not commenced to occupy the Premises within thirty (30) days after they are ready for occupancy, a certificate of completion by a licensed architect or registered engineer shall be conclusive evidence that LANDLORD has performed all such obligations except for items stated in such certificate to be incomplete or not in conformity with such requirements.~~

~~LANDLORD will not approve any construction, alterations, or additions requiring unusual expense to readapt the Premises to normal office use on lease termination or increasing the cost of construction, insurance or taxes on the Building or of LANDLORD's services called for by Section 5.1 unless TENANT first gives assurances acceptable to LANDLORD that such re-adaptation will be made prior to such termination without expense to LANDLORD and makes provisions acceptable to LANDLORD for payment of such increased cost. LANDLORD will also disapprove any construction, alterations or additions requested by TENANT that will delay completion of the Premises or the Building. Following its approval of the plans and specifications, the LANDLORD agrees to carry out the construction called for in Exhibit C. All such work shall be performed by the LANDLORD's contractors.  All construction, alterations, and additions shall be part of the Building and under no circumstances removed by TENANT except for items which the parties agree in writing at the time of LANDLORD's approval shall be removed by TENANT on termination of this Lease, or shall be removed or left at TENANT's election.~~

                                                                                         Intentionally deleted

3.4REPRESENTATIVES

Each party authorized the other to rely in connection with its rights and obligations under this ARTICLE 3 upon approval and other actions on the party's behalf by LANDLORD's Representative in the case of LANDLORD or TENANT's Representative in the case of TENANT or by any person designated in substitution or addition by notice to the party relying.

ARTICLE 4:RENT

4. 1RENT

TENANT agrees to pay LANDLORD rent for the Premises, without any offset or reduction whatever (except as made in accordance with the express provisions of this Lease), equal to the Total Scheduled Base Rent, in monthly installments as shown in Section 1.1 payable in advance with the first month’s rent due upon Tenant’s execution of this Lease and then payable on the twenty-fifth day of each calendar month included in the Term; and for any portion of a calendar month at the beginning or end of the Term, at the prorated monthly rate in advance.

4.2ADDITIONAL RENT

4.2.1DEFINITIONS. For purposes of this paragraph the following terms shall have the following definitions:

(a)"OPERATING EXPENSES" shall mean all of LANDLORD's actual operating expenses in connection with the operation of the Building and the Real Estate according to standard accounting practices, including, but not limited to, expenses incurred by LANDLORD in providing the services contemplated by this Lease, expenses incurred by LANDLORD insuring the Building, routine maintenance and repair expenses, the cost, amortized over a reasonable period (not less than five (5) years), and associated financing costs, of any capital improvement made after completion of the Building if such improvement shall constitute a substantial cost saving or labor saving device, and management fees (not to exceed 5% of gross rents from the Building) and other expense, but excluding depreciation of the Building or equipment owned by LANDLORD, interest cost, income taxes, costs of maintaining LANDLORD's corporate existence, franchise taxes, real estate commissions, TENANT's improvements, salaries of officers and executives of LANDLORD or any expenditures required to be capitalized for federal income tax purposes, except as set forth above.

(b)"REAL ESTATE TAXES AND ASSESSMENTS" shall mean and include all general and special real and personal property taxes and assessments levied upon or assessed against the Building, the Real Estate, or any other improvements, fixtures, or personal property owned by LANDLORD and located on the Real Estate.  With reference to special assessments when the same are payable over a period of years, only that portion required by law to be paid during a calendar year, together with any interest thereon, shall be treated as a tax or assessment allocable to such year.

(c)"BUILDING VACANCY" for any calendar year, shall mean the average of the rate of vacancy in the Building in each calendar month in such year.  The rate of vacancy in the Building in any calendar month shall be determined by dividing the total square footage of the Building Rentable Area which is vacant on the first day of such calendar month by the total square footage of the Building Rentable Area.

(d)"TENANT'S SHARE" for any calendar year, shall be the proportion which the TENANT Rentable Area bears to ninety-five percent (95%) of the Building Rentable Area or to the total Building Rentable Area leased, if such total is greater than 95% of the Building Rentable Area.

(e)"ADDITIONAL RENT" shall mean all amounts payable by TENANT under this paragraph.

4.2.2REAL ESTATE TAXES AND ASSESSMENTS.If during any calendar year during any part of which this Lease shall be in effect, the sum of the Operating Expense and Real Estate Taxes and Assessments exceeds the product of the Building Rentable Area for such year and the Expense Stop, TENANT shall pay to LANDLORD, TENANT's Share of such excess, if any.

4.2.3GROSS-UP.    If, during any calendar year during any part of which this lease shall be in effect there is any Building Vacancy, Operating Expenses and Real Estate Taxes and Assessments shall be adjusted at the end of the year as though the Building had no vacancy during such year.

4.2.4DETERMINATION OF ADDITIONAL RENT.Additional Rent shall be determined annually, LANDLORD shall, as soon as possible after the determination of the Additional Rent for any calendar year, but no later than September 30 of the following calendar year, furnish TENANT a statement in writing setting forth the amount of Additional Rent and the basis for the calculations thereof.

4.2.5PAYMENT OF ADDITIONAL RENT.Within ten (10) days of TENANT's receipt of such statement, TENANT shall pay to LANDLORD (i) all Additional Rent for the previous calendar year not theretofore paid and (ii) the product of 1/12 of the Additional Rent for the previous calendar year and the number of lapsed months in the current calendar year less Additional Rent already paid during such months, for application on the Additional Rent payable with respect to the current calendar year. Until further notice of change in Additional Rent, there shall be due from TENANT on the twenty-fifth day of each calendar month an amount equal to one-twelfth (1/12) of the Additional Rent set forth in such notice, to be applied against the Additional Rent owed for the calendar year or years in which such payments are made.

4.2.6PARTIAL YEAR.If this Lease begins on a day other than the first day of a calendar year or ends on a day other than the last day of a calendar year, the Additional Rent for such calendar years shall be prorated.  TENANT's obligation to pay Additional Rent for the final calendar year during any part of which the Lease shall be in effect shall survive the expiration of termination hereof.  If this Lease expires on a day other than the last day of a calendar year, LANDLORD shall, within thirty (30) days of such date, send TENANT a statement for TENANT's share of any estimated increase in Operating Expenses for such partial year, which TENANT shall pay within ten (10) days from receipt of such statement.  Should, upon final accounting, the actual increase in Operating Expenses be less than estimated, a refund shall be made to TENANT for such excess.

4.2.7AUDIT.TENANT may, at its own expense, cause an audit to be made of LANDLORD's Operating Expenses to be made with respect to LANDLORD's determination of Additional Rent upon written notice received by LANDLORD within thirty (30) days following the date on which TENANT receives notice of any Additional Rent pursuant to the terms hereof.  If as a result of such audit, a determination is made that the Additional Rent specified in the LANDLORD's notice is in excess of or less than the Additional Rent determined on audit, then LANDLORD shall promptly refund to TENANT all sums theretofore paid by TENANT in excess of the amount owed, or TENANT shall pay to LANDLORD all additional sums owed to LANDLORD as Additional Rent and subsequent Installments of Additional Rent payable in such year shall be appropriately adjusted.  If the Additional Rent specified in the LANDLORD's notice is 3% or more in excess of the Additional Rent due as determined by the audit, LANDLORD shall reimburse TENANT all costs and expenses incurred by TENANT in connection with such audit.  Any audit conducted by TENANT hereunder shall not suspend TENANT's obligation to pay Additional Rent pursuant to the terms hereof during the period of such audit.  LANDLORD's determination of Additional Rent shall be conclusively binding unless TENANT notifies LANDLORD of its intent to audit within the 30 days set forth above.  In the event that TENANT elects to audit LANDLORD's Operating Expenses in accordance with this paragraph, such audit must be conducted by an independent accounting firm that is not being compensated by TENANT on a contingency fee basis.

4.3LATE PAYMENTS

4.3.1INTEREST.  If any installment of Base Rent or Additional Rent, or on account of tenant improvements, is received more than 10 days after the due date thereof, at LANDLORD's election, it shall bear interest at a rate equal to 1.5% per month from such due date, which interest shall be immediately due and payable as further rent.

4.3.2LATE CHARGES.If tenant fails to make any Rent or other payments due to the LANDLORD hereunder on or before the date such payment would constitute a Default, then in addition to the amount due and any interest hereon, TENANT will be obligated to the Late Charges as set out herein below.  Rent not received by the LANDLORD by the 30th day of the month is subject to the Late Charges.

(a)LANDLORD MAY INCUR UNANTICIPATED COSTS.TENANT’s failure to pay Rent, Additional Rent, or any other Lease costs when due under this Lease may cause LANDLORD to incur unanticipated costs.  The exact amount of such costs is impractical or extremely difficult to ascertain.  Such costs may include, but are not limited to, processing and accounting charges and late charges that may be imposed on LANDLORD by any ground lease, mortgage, or deed of trust encumbering the Center.

(b)TENANT OWES LATE CHARGE.Therefore, if LANDLORD does not receive the Rent, Additional Rent, or any other Lease costs in full on or before the thirtieth (30th) day of the month it becomes due, tenant shall pay LANDLORD a late charge, which shall constitute liquidated damages, equal to ten percent (10%) of the payment due, with a minimum of fifty dollars ($50.00) (“Late Charge”), which shall be paid to LANDLORD together with such Rent, Additional Rent, or other lease costs then in arrears.

(c)LATE CHARGE IS FAIR ESTIMATE.The parties agree that such Late Charge represents a fair and reasonable estimate of the cost LANDLORD will incur by reason of such late payment.

(d)IF TENANT’S CHECK RETURNED.For each TENANT payment check to LANDLORD that is returned by a bank for any reason, TENANT shall pay both a Late Charge (if applicable) and a Returned Rent Charge of Fifty Dollars ($50.00) or such amount as shall be customarily charged by LANDLORD’S bank at the time.

(e)CHARGES BECOME “ADDITIONAL RENT”.All Late Charges and any Returned check Charge shall then become Additional Rent and shall be due and payable immediately along with such other Rent, Additional Rent, or other Lease costs then in arrears.

(f)APPLICATION OF MONEY FROM TENANT.Money paid by TENANT to LANDLORD shall be applied to TENANT’s account in the following order: (i) to any unpaid Additional Rent, including, without limitation, Late Charges, Returned Check Charges, legal fees and/or court costs legally chargeable to TENANT, and Operating Expenses and/or CAM Costs; and the (ii) to unpaid Base Rent.

(g)LANDLORD MAY PURSUE OTHER REMEDIES.  Nothing herein contained shall be construed so as to compel LANDLORD to accept any payment of Rent, Additional Rent, or other Lease costs in arrears or Late Charge or Returned Check Charge should LANDLORD elect to apply its rights and remedies available under this Lease or at law or equity in the event of default hereunder by TENANT.  LANDLORD’s acceptance of Rent, Additional Rent, or other Lease costs in arrears or late Charge or Returned Check Charge pursuant to this Clause shall not constitute a waiver of LANDLORD’s rights and remedies available under this Lease or at law or equity.

(h)PAYMENT BY CERTIFIED FUNDS.LANDLORD reserves the right to require that all payments due from TENANT be paid by cashier's check, money order or other certified funds if TENANT has more than two (2) checks returned for any reason.

ARTICLE 5:LANDLORD'S COVENANTS

5.1LANDLORD'S COVENANTS DURING THE TERM.LANDLORD covenants during the Term:

5.1.1BUILDING SERVICESTo furnish the services listed below through LANDLORD's employees or independent contractors so long as TENANT is not in default:

(a)~~CLEANING - LANDLORD shall provide five-day a week cleaning of the Premises. Abnormal waste removal (e.g., bulk computer paper, bulk packaging, wood or cardboard crates, refuse from cafeteria operation, etc.) shall be TENANT's responsibility.~~   Intentionally deleted

(b)HEATING, VENTILATION AND AIR CONDITIONING - LANDLORD shall provide heating, ventilation, and air conditioning as required to provide normal and reasonably comfortable temperatures for normal business day occupancy (excepting holidays), Monday through Friday from 8:00 a.m. to 6:00 p.m. and Saturdays from 8:00 a.m. to noon.  Additional hours of operation will be provided at TENANT's expense, upon advance written request, at rates equal to LANDLORD's actual cost of operation. The cost of operation and maintenance of any additional or special air conditioning equipment will be paid by TENANT.

(c)ELEVATORS - LANDLORD shall provide elevators for the use of tenants and the general public and shall program them as LANDLORD from time to time determines best for the Building as a whole.

(d)ELECTRICITY –

(1)LANDLORD, at LANDLORD's expense, shall furnish normal electrical energy required for lighting, electrical facilities, equipment, normal office fixtures, and appliances used in or for the benefit of TENANT's Space, subject to the limitations in the following paragraph.

(2)TENANT shall not, without prior written notice to LANDLORD in each instance, connect to the Building's electric distribution system any fixtures, appliances or equipment other than normal office machines such as desktop calculators and typewriters, or any fixtures, appliances or equipment which TENANT on a regular basis operates beyond normal building operating hours, or which operate on a voltage in excess of 120 volts or which in the aggregate, including lighting, consume more than 2 watts multiplied by the Rentable Floor Area of TENANT's Space. In the event of any such connection, TENANT agrees to an increase in the Base Rent by an amount which will reflect the cost to LANDLORD of the additional electric service to be furnished by LANDLORD, such increase to be effective as of the date of any such installation.

(3)Whenever the Base Rent is to be increased pursuant to the foregoing paragraph, if LANDLORD and TENANT cannot agree thereon, such amount shall be conclusively determined by a reputable independent electrical engineer selected by LANDLORD and paid equally by both parties, and the cost to LANDLORD will be included in LANDLORD's Operating Costs as provided in Section 4.2 hereof. The parties agree to execute and deliver each to the other an amendment of this Lease confirming such increase.

5.1.2Additional Building ServicesTo furnish, through LANDLORD's employees or independent contractors, reasonable additional Building services upon reasonable advance request of TENANT at equitable rates from time to time established by LANDLORD to be paid by TENANT;  Both parties acknowledge that the Tenant will be using additional utilities and services to operate the data center, including electricity, natural gas and HVAC.  Tenant is responsible for costs associated with such additional utilities and services.

5.1.3RepairsExcept as otherwise provided in Article VI, to make such repairs to the roof, exterior walls, floor slabs and common facilities of the Building as may be necessary to keep them in serviceable condition; and

5.1.4Quiet EnjoymentThat LANDLORD has the right to make this Lease and that TENANT on paying the rent and performing its obligations hereunder shall peacefully and quietly have, hold and enjoy the Premises throughout the Term.

5.2INTERRUPTIONS

LANDLORD shall not be liable to TENANT for any compensation or reduction of rent by reason of inconvenience or annoyance or for loss of business arising from power losses or shortages or from the necessity of LANDLORD's entering the Premises for any of the purposes in this Lease authorized, or for repairing the Premises, Building, or lot. In case LANDLORD is prevented or delayed from making any repairs, alterations or improvements, or furnishing any service or performing any other covenant or duty to be performed on LANDLORD's part, by reason of any cause reasonably beyond LANDLORD's control or in case TENANT's access to the Premises is limited by LANDLORD's repairs, alterations, or improvements, LANDLORD shall not be liable to TENANT therefor, nor, except as expressly otherwise provided in ARTICLE Vll, shall TENANT be entitled to any abatement or reduction of rent by reason thereof, nor shall the same give rise to a claim in TENANT's favor that such failure constitutes actual or constructive, total or partial, eviction from the Premises.

LANDLORD reserves the right to stop any service or utility system when necessary by reason of accident or emergency or until necessary repairs have been completed. Except in case of emergency repairs, LANDLORD will give TENANT reasonable advance notice of any contemplated stoppage and will use reasonable efforts to avoid unnecessary inconvenience to TENANT by reason thereof.

LANDLORD also reserves the right to institute such policies, programs, and measures as may be necessary, required, or expedient for the conservation or preservation of energy or energy services or as may be necessary or required to comply with applicable codes, rules, regulations or standards.

ARTICLE 6:TENANT’S COVENANTS

6.1TENANT’S COVENANTS DURING THE TERM

TENANT covenants during the Term and such further time as TENANT occupies any part of the Premises:

6.1.1TENANT'S PAYMENTSTo pay when due (a) all Base Rent and Additional Rent, (b) all taxes which may be imposed on TENANT's personal property in the Premises (including, without limitation, TENANT's fixtures and equipment) regardless to whomever assessed, (c) all charges by public utilities for telephone and other utility services rendered to the Premises and not required hereunder to be furnished by LANDLORD and (d) as Additional Rent, all charges of LANDLORD for services rendered pursuant to Section 5.1.2 hereof;

6 1.2REPAIRS AND ALTERATIONSExcept as otherwise provided in Article V and Section 5.1.3, to maintain the Premises in good order, repair and condition, reasonable wear only excepted. TENANT agrees not to make any alterations, changes, or additions to the Premises without LANDLORD's prior written consent;

6.1.3USE AND OCCUPANCYTo use and occupy the Premises only for the Permitted Uses; and not to injure or deface the Premises, Building, or lot; and not to permit any use in the Premises which is improper, offensive, contrary to law or ordinances, liable to create a nuisance or to adversely affect the LANDLORD's leasing of the Building or to invalidate or increase the premiums for any insurance on the Building or its contents or liable to render necessary any alteration or addition to the Building.

6.1.4RULES AND REGULATIONSTo comply with the Rules and Regulations set forth herein and all other reasonable Rules and Regulations hereafter made by LANDLORD, of which TENANT has been given notice, it being understood that LANDLORD shall not be liable to TENANT for the failure of other tenants of the Building to conform to such Rules and Regulations.

6.1.5CAFETERIA AND VENDING INSTALLATIONSNot to install a lunch room, vending machine, or cafeteria service without LANDLORD's prior written approval. All cleaning necessitated by such an installation shall be at TENANT's expense.

6.1.6ASSIGNMENT AND SUBLETTINGTENANT shall not (a) transfer or assign this Lease or any interest hereunder, nor permit any assignment hereof by operation of law, (b) sublet the Premises or any part thereof nor (c) permit the use of the Premises by desk tenants or any parties other than the Tenant or its agents, without in each case first obtaining the written consent of Landlord which consent shall not be unreasonably withheld.

6.1.7LANDLORD'S RIGHT OF ENTRYTo permit LANDLORD and LANDLORD's agents entry: to examine the Premises at reasonable times and, if LANDLORD shall so elect, to make repairs or replacements; to remove, at TENANT's expense, any changes, additions, signs, curtains, blinds, shades, awnings, aerials, flagpoles, or the like not consented to in writing; and to show the Premises to prospective tenants during the 12 months preceding expiration of the Term and at any time the TENANT is in default and to prospective purchasers and mortgagees at all reasonable times.

6.1.8LOADINGNot to place a load upon the Premises exceeding an average rate of 50 pounds of live load per square foot of floor area; and not to move any safe, vault or other heavy equipment in, about or out of the Premises except in such manner and at such times as LANDLORD shall in each instance approve;

6.1.9LANDLORD'S COSTSIn case LANDLORD shall, without any fault on its part, be made party to any litigation commenced by or against TENANT or by or against any parties in possession of the Premises or any part thereof claiming under TENANT, to pay, as Additional Rent, all costs including, without implied limitation, reasonable counsel fees incurred by or imposed upon LANDLORD in connection with such litigation.

6.1.10LABOR OR MATERIALMEN'S LIENSTo pay promptly when due the entire cost of any work done on the Premises by TENANT, its agents, employees, or independent contractors. TENANT shall not permit any liens for labor or materials performed or furnished in connection therewith to attach to the Premises and agrees to discharge any such liens immediately.

6.1.11YIELDING UPTo yield up the Premises peaceably at the expiration or termination of the Lease, in good order, repair and condition. TENANT agrees that all improvements, alterations and additions to the Premises are the property of LANDLORD whether paid for by LANDLORD or TENANT (including, without limitation: floor coverings, wall coverings, plumbing fixtures, built-in appliances, built-in furniture, and cabinets and shelving attached to the wall or floor) and will be left behind when TENANT yields up the Premises, unless the parties agreed otherwise in writing at the time of construction or installation. LANDLORD acknowledges that all existing conduit previously installed by TENANT, FullNet Communications, Inc. and /or FullTel, Inc. (the “Conduit”) is the property of TENANT FullNet Communications, Inc. and /or FullTel, Inc. (the “Conduit Owner”) and shall remain in place without charge and under Conduit Owner’s control until abandoned in writing by Conduit Owner.

6.1.12HOLDOVERTo pay to LANDLORD twice the total of the Base Rent and Additional Rent applicable to the last month of the Term for each month or portion thereof TENANT shall retain possession of the Premises or any part thereof after the termination of this Lease, and also to pay all damages sustained by LANDLORD on account thereof; the provisions of this subsection shall not operate as a waiver by LANDLORD of any right of re-entry provided in this Lease.

6.1.13SECURITY INTERESTTENANT hereby grants to LANDLORD a security interest in and to all of TENANT's equipment, inventory, contract rights, accounts receivable, general intangibles including any licenses used in operations, furniture and fixtures (wherever located) and any and all other property of any nature that had been brought onto the premises to secure the payment of all rent and other obligations provided for in this Lease. The TENANT shall be deemed the "Debtor" and the LANDLORD shall be deemed the "Secured Party" and both parties shall have the rights and remedies provided for by Oklahoma's Uniform Commercial Code. All of the LANDLORD/Secured Party's remedies shall be cumulative and not in the alternative. TENANT authorizes the LANDLORD to act as its duly appointed agent in executing any financing statement to perfect the security interest granted herein. LANDLORD shall have the option to also file this Lease with the appropriate governmental office as a financing statement. TENANT shall be responsible for reasonable attorney fees in connection with any effort to enforce this Security Agreement, regardless of whether judicial process is required.

6.1.14ABANDONED PROPERTYAll personal property not removed by the TENANT from the premises within five days after the termination of this Lease will be conclusively presumed to have been abandoned by the TENANT and the LANDLORD may, at the LANDLORD's option, thereafter take possession of such property and either declare the same to be the property of the LANDLORD or, at the expense of the TENANT, dispose of such property in any manner and for whatever consideration the LANDLORD in the LANDLORD's sole discretion deems advisable.

ARTICLE VII.INSURANCE.

7.1LIABILITY OF TENANT: TENANT shall protect, indemnify and save LANDLORD harmless from and against all and any liability and expense of any kind arising from injuries or damages to persons or property on the Premises arising out of or resulting in any way from any act or omission of Tenant, its agents, servants and employees, in the use of the Premises during the Lease Term.

7.2NOTICE OF CLAIM OR SUIT: TENANT agrees to promptly notify LANDLORD of any claim, action, proceeding or suit instituted or threatened against the LANDLORD.  In the event LANDLORD is made a party to any action for damages which TENANT has herewith indemnified LANDLORD against, then TENANT shall pay all costs and shall provide effective counsel in such litigation or shall pay, at LANDLORD’S option, the attorney fees and costs incurred in connection with said litigation by LANDLORD.

7.3LIABILITY INSURANCE: TENANT agrees to maintain at its expense at all times during the lease term Commercial General Liability insurance properly protecting and indemnifying LANDLORD and naming LANDLORD as additional insured with waiver of subrogation in an amount not less than $300,000 fire legal liability,  $1,000,000 per occurrence, and not less than a $2,000,000 general aggregate limit written by a U.S. insurance company approved by Landlord and licensed to do business in the State of Oklahoma. TENANT shall deliver to LANDLORD certificates of such insurance, which shall declare that the respective insuror may not cancel the same in whole or in part without giving LANDLORD written notice of its intention so to do at least thirty (30) days in advance.

7.4WORKER’S COMPENSATION INSURANCE:TENANT shall keep in force, at all times, worker’s compensation insurance or similar insurance to the extent required by law in which the property is located.

7.5FAILURE TO PROCURE INSURANCE: In the event TENANT shall fail to procure insurance required under this ARTICLE and fail to maintain the same in force continuously during the term, LANDLORD shall be entitled to procure the same and TENANT shall immediately reimburse LANDLORD for such premium expense. Tenant shall be deemed to be in default and Landlord shall have the right to exercise any remedies provided herein for Tenant’s default

7.6INCREASE IN FIRE INSURANCE PREMIUM: TENANT agrees not to keep, upon the Premises any articles or goods which may be prohibited by the standard form of fire insurance policy or are considered dangerous.

7.7PROPERTY OF TENANT:  Tenant agrees to maintain at its expense at all times during the lease term all Risk Property insurance for all personal property of tenant, improvements and betterments, Plate Glass insurance, fixtures and equipment in the tenant premises not less than full replacement cost to include business income and extra expense coverage with limits not less than 100% of gross revenues for 12 months.  TENANT agrees that all property owned by it in, on or about the Premises shall be at the sole risk and hazard of the TENANT. LANDLORD shall not be liable or responsible for any loss of or damage to TENANT, or anyone claiming under or through TENANT, or otherwise, whether caused by or resulting from a peril required to be insured hereunder, or from water, steam, gas, leakage, plumbing, electricity or electrical apparatus, pipe or apparatus of any kind, the elements or other similar or dissimilar causes, and whether or not originating in the demised Premises or elsewhere, irrespective of whether or not LANDLORD may be deemed to have been negligent with respect thereto, and provided such damage or loss is not the result of an intentional and willful wrongful act of LANDLORD.

7.8WAIVER OF SUBROGATION: TENANT agrees that, if any property owned by it and located in the leased Premises shall be damaged or destroyed by an insured peril, LANDLORD shall not have any liability to TENANT, nor to any insurer of TENANT, for or in respect of such damage or destruction, and TENANT shall require all policies of risk insurance carried by it on its property in the leased Premises to contain or be endorsed with a provision in and by which the insurer designated therein shall waive its right of subrogation against LANDLORD.

ARTICLE 8:CASUALTY AND TAKING

8. 1CASUALTY

If the Premises are damaged by fire or other casualty and such damage cannot be repaired within 120 days (as estimated by the LANDLORD as soon as reasonably practicable after the occurrence of such damage), this Lease, at the option of the LANDLORD, exercised by giving written notice thereof to the TENANT within thirty (30) days after the occurrence of such damage, will terminate as of the date such notice is given. On such termination the TENANT will pay Rent and all other obligations of the TENANT apportioned to the date on which such damage occurred and will immediately surrender the Premises to the LANDLORD. If the damage can be repaired within 120 days, or if the damage cannot be repaired within 120 days but the LANDLORD does not exercise the option to terminate this Lease, the LANDLORD will, at the LANDLORD's expense to the extent of the net award of insurance, make the necessary repairs and this Lease will continue in effect, but the Rent will be equitably abated (as determined in the good faith judgment of the LANDLORD) until such repairs are made, unless such damage is so slight that the TENANT's occupancy of the Premises is not materially interrupted, in which case the Rent will not be abated or reduced.

8.2TAKING

If all or any substantial part of the Premises, the Building, or the land is taken or condemned for any public use or purpose by right of eminent domain (with or without litigation) or is transferred by agreement in connection with or in lieu of or under threat of condemnation, the Term and the leasehold estate created hereby will, at the option of the LANDLORD, terminate as of the date title vests in the condemnor or transferee. If the Lease is not so terminated, the LANDLORD will put the Premises (or the remaining portion) into proper condition for occupancy to the extent permitted by the net award for damages, and the Rent will be equitably abated (as determined in the good faith judgment of the LANDLORD) until such repairs are made, or in the case of a permanent reduction in area of the Premises, until the end of the Term. The LANDLORD will receive the entire award from such taking (or the entire compensation paid on account of any transfer by agreement) and the TENANT will have no claim thereto. The TENANT shall have the right, however, to make a claim in a separate action for any damages payable for movable trade fixtures and moving expenses.

ARTICLE 9:RIGHTS OF MORTGAGEE

9.1PRIORITY OF LEASE

This Lease is and shall continue to be subject and subordinate to any presently existing mortgage or deed of trust of record covering the land or Building or both (the "mortgaged premises"). The holder of any such presently existing mortgage or deed of trust shall have the election to subordinate the same to the rights and interests of TENANT under this Lease exercisable by filing with the appropriate recording office a notice of such election.

This Lease shall be superior to any mortgage, deed of trust or other voluntary lien hereafter placed on the mortgaged premises unless the option provided in the following sentence shall be exercised. The holder of any such mortgage, deed of trust or other voluntary lien shall have the option to subordinate this Lease to the same, provided that such holder enters into an agreement with TENANT by the terms of which the holder will agree to recognize the rights of TENANT under this Lease in the event of acquisition of title by such holder through foreclosure proceedings or otherwise and TENANT will agree to recognize the holder of such mortgage as LANDLORD in such event, which agreement shall be made to expressly bind and inure to the benefit of the successors and assigns of TENANT and of the holder and upon anyone purchasing the mortgaged premises at any foreclosure sale.

9.2NO PREPAYMENT OR MODIFICATION

TENANT shall not pay Base Rent, Additional Rent, or any other charge more than ten days prior to the due dates thereof. No prepayment of Base Rent, Additional Rent or other charges, no assignment of this Lease and no agreement to make or accept any surrender, termination or cancellation of this Lease and no agreement to modify so as to reduce the rent, change the Term, or otherwise materially change the rights of LANDLORD under this Lease, or to relieve TENANT of any obligations or liability under this Lease, shall be valid unless consented to in writing by LANDLORD's mortgagees of record, if any.

9.3NO RELEASE OR TERMINATION

No act or failure to act on the part of LANDLORD which would entitle TENANT under the terms of this Lease, or by law, to be relieved of TENANT's obligations hereunder or to terminate this Lease, shall result in a release or termination of such obligations or a termination of this Lease unless (i) TENANT shall have first given written notice of LANDLORD's act or failure to act to LANDLORD's mortgagees of record, if any, specifying the act or failure to act on the part of LANDLORD which could or would give basis to TENANT's rights and (ii) such mortgagees, after receipt of such notice, have failed or refused to correct or cure the condition complained of within a reasonable time thereafter. Reasonable time as used above means a reasonable time to obtain possession of the mortgaged premises, if the mortgagee elects to do so, and a reasonable time to correct or cure the condition if such condition is determined to exist.

9.4MORTGAGEE’S APPROVAL

LANDLORD's obligation to perform its covenants and agreements hereunder may be subject to the condition precedent that this Lease be approved by the holder of any mortgage of which the Premises are a part and by the issuer of any commitment to provide permanent financing which is in effect on the date hereof. Unless LANDLORD gives TENANT written notice within 15 business days after the date hereof that such holder or issuer, or both, disapprove this Lease, then this condition shall be deemed to have been satisfied or waived and the provisions of this Section 8.4 shall be of no further force or effect.

ARTICLE 10:DEFAULT

10.1EVENTS OF DEFAULT

The following events will be deemed to be events of default by the TENANT under this Lease: (a) failure to pay any Base Rent or Additional Rent or other sums payable by the TENANT hereunder when such sums become due; (b) failure to comply with any term of this Lease or the Rules and Regulations to be observed by the TENANT; (c) vacation or abandonment of any portion of the Premises; (d) the filing by or against the TENANT or any Guarantor of any proceeding under the federal bankruptcy act or any similar law; (e) the adjudication of the TENANT or any Guarantor as bankrupt or insolvent in proceedings filed under the federal bankruptcy act or any similar law; (f) the insolvency of the TENANT or any Guarantor or the making of a transfer in fraud of creditors or an assignment for the benefit of creditors; or (g) the appointment of a receiver or trustee for the TENANT, any Guarantor or any of the assets of the TENANT.

10.2REMEDIES

If TENANT has failed to cure a default described in sub-paragraph 9.1(a) within ten (10) days after written notice, or if TENANT has failed to cure a default described in Subparagraph 9.1(b) within thirty (30) days after written notice or such longer time as is reasonably necessary if TENANT commences to cure within such thirty (30) days, or upon the occurrence of any other event of default the LANDLORD will have the option to do any one or more of the following without any further notice or demand including without limitation any notice of forfeiture or notice to vacate, in addition to and not in limitation of any other remedy permitted by law or by this Lease:

10.2.1TERMINATION.The LANDLORD may terminate this Lease, in which event the TENANT will immediately surrender the Premises to the LANDLORD, but if the TENANT fails to do so, the LANDLORD may without notice and without prejudice to any other remedy the LANDLORD might have, enter and take possession of the Premises and remove the TENANT and the TENANT's property therefrom without being liable to prosecution or any claim for damages therefor.

10.2.2ACCELERATION.The LANDLORD may declare the entire amount of the rent to become payable during the remainder of the Term to be due immediately, in which event the TENANT agrees to pay the same to the LANDLORD on demand. The acceleration and acceptance by the LANDLORD of the payment of such rent will not constitute a waiver of any default then existing or thereafter occurring hereunder.

10.2.3RE-LETTING.The LANDLORD may enter and take possession of the Premises as the agent of the TENANT without terminating this Lease and without being liable to prosecution or any claim for damages therefore, and the LANDLORD may re-let the Premises as the agent of the TENANT and receive the rent therefore, in which event the TENANT will pay to the LANDLORD, on demand, the cost of renovating, repairing and altering the Premises and any deficiency that might arise by reason of such re-letting; provided, however, that the LANDLORD will have no duty to re-let the Premises and the failure of the LANDLORD to re-let the Premises will not release or affect the TENANT's liability for rent or for damages.

10.2.4OPTION TO PERFORM.The LANDLORD may perform or cause to be performed the obligations of the TENANT under this Lease and may enter the Premises to accomplish such purpose without being liable to prosecution or any claim for damages therefore. The TENANT agrees to reimburse the LANDLORD on demand for any expense which the LANDLORD might incur in effecting compliance with this Lease on behalf of the TENANT (together with interest at the rate of 11/2% per month), and the TENANT further agrees that the LANDLORD will not be liable for any damages resulting to the TENANT from such action, whether caused by the negligence of the LANDLORD or otherwise.

10.3DAMAGES

In any case where LANDLORD has terminated this Lease under Section 10.2.1 or where LANDLORD has entered and repossessed the Premises under Section 10.2.3, LANDLORD, at LANDLORD's option, may cause the Premises to be redecorated, altered, divided, consolidated with adjoining premises, or otherwise changed or prepared for re-letting, and may re-let the Premises or any part thereof for any term or terms, and receive the rentals therefore, applying these rentals first to the payment of such reasonable expenses as LANDLORD may have incurred in connection with any termination of this Lease under Section 10.2.1 or any entry and repossession of the Premises under Section 10.2.3, and any redecoration, altering, dividing, consolidating with adjoining premises or otherwise changing or preparing for re-letting and re-letting, including attorneys' and brokerage fees, and then to the payment of LANDLORD's damages hereunder which damages are deemed to equal all rentals and all other payments due and to become due hereunder plus all expenses of LANDLORD's performance of TENANT's other covenants as herein provided; TENANT agrees that, upon any such termination or any such entry and repossession, and regardless of whether or not LANDLORD has re-let, TENANT shall pay to LANDLORD LANDLORD's damages hereunder equal to all accrued and accelerated rentals and to all other payments herein agreed to be paid by TENANT, less the net proceeds of re-letting, if any, payable to LANDLORD under any re-letting effected by LANDLORD prior to entry of judgment against TENANT for said damages. In re-letting the Premises, LANDLORD may grant rent concessions and

TENANT shall not be credited therewith. No re-letting shall constitute a surrender and acceptance or a release of TENANT or of any guarantor of TENANT from obligations under this Lease. LANDLORD shall have no obligation to attempt to re-let the Premises after any such termination or any such entry and repossession and LANDLORD shall have no liability to TENANT for any failure to re-let or for any failure to collect or to receive rentals from a re-letting. TENANT hereby waives and relinquishes any and all claims to any and all proceeds of any re-letting which exceed the damages required to be paid to LANDLORD by TENANT hereunder on account of TENANT's default.

10.4NO WAIVER OR ACCEPTANCE

No action by the LANDLORD during the Term will be deemed an acceptance of an attempted surrender of the Premises and no agreement to accept a surrender of the Premises will be valid unless made in writing and signed by the LANDLORD. No re-entry or taking possession of the Premises by the LANDLORD will be construed as an election by the LANDLORD to terminate this Lease, unless a written notice of termination is given to the TENANT. Notwithstanding any such re-letting, re-entry or taking possession, the LANDLORD may at any time thereafter elect to terminate this Lease for a previous default. The LANDLORD's acceptance of rent following the occurrence of an event of default will not be construed as the LANDLORD's waiver of such event of default. No waiver by the LANDLORD of any default by the TENANT will be deemed to constitute a waiver of any other or future default hereunder. Forbearance by the LANDLORD to enforce one or more of the remedies herein provided will not be deemed to constitute a waiver of any default. The failure of the LANDLORD to enforce the Rules and Regulations against the TENANT or any other tenant in the Building will not be deemed a waiver thereof. No provision of this Lease shall be deemed to have been waived by the LANDLORD unless such waiver is in writing signed by the LANDLORD. No endorsement or statement on any check or any letter accompanying any check or payment of rent shall be deemed an accord and satisfaction. LANDLORD may accept such check or payment without prejudice to LANDLORD's right to recover the balance of such installment or pursue any other remedy.

10.5CUMULATIVE REMEDIES

The rights granted to the LANDLORD in this Lease are cumulative and not intended to be exclusive of any other right or remedy which the LANDLORD might have at law or in equity and the exercise of one or more rights or remedies will not prejudice the concurrent or subsequent exercise of other rights or remedies.

10.6LANDLORD’S COSTS

If the LANDLORD brings any action under this Lease or consults or places this Lease or any amount payable by the TENANT hereunder with an attorney for the enforcement of any of the LANDLORD's rights hereunder, the TENANT agrees in each such case to pay to the LANDLORD the reasonable attorney's fees and other expenses incurred by the LANDLORD in connection therewith.

ARTICLE 11:MISCELLANEOUS

11.1TITLES

The titles of the articles and paragraphs are for convenience and are not to be considered in construing this Lease.

11.2NOTICE OF LEASE

Upon request of either party both parties shall execute and deliver, after the Term begins, a short form of this Lease in form appropriate for recording or registration, and if this Lease is terminated before the Term expires, an instrument in such form acknowledging the date of termination.

11.3~~RELOCATION~~       INTENTIONALLY DELETED

~~LANDLORD reserves the right to relocate the Premises to comparable space within the Building or another building in the office park or vicinity in which the Building is located by giving TENANT prior written notice of such intention to relocate.  Effective on the date of such relocation, this Lease shall be amended by deleting the description of the original Premises and substituting therefore a~~

~~description of such comparable space. LANDLORD agrees to pay the reasonable costs of moving TENANT to such other space within the Building or the park.~~

11.4NOTICES FROM ONE PARTY TO THE OTHER

No notice, approval, consent requested or election required or permitted pursuant to this Lease shall be effective unless the same is in writing. Communications shall be addressed, if to LANDLORD, at LANDLORD's Address or at such other address as may have been specified by prior notice to TENANT and, if to TENANT, at TENANT's Address or at such other place as may have been specified by prior notice to LANDLORD. Any communication so addressed shall be deemed duly served when hand-delivered or two days after mailing by registered or certified mail return receipt requested.

11.5BIND AND INURE

The obligations of this Lease shall run with the land, and this Lease shall be binding upon and inure to the benefit of the parties hereto and their respective successors and assigns, except that the LANDLORD named herein and each successive owner of the Premises shall be liable only for the obligations accruing during the period of its ownership. Whenever the Premises are owned by a trustee or trustees, the obligations of LANDLORD shall be binding upon LANDLORD's trust estate, but not upon any trustee, beneficiary or shareholder of the trust individually. In the event this Lease is executed by two or more persons or entities as "TENANT", the liability of each shall be joint and several.

11.6PARTIAL INVALIDITY

If any term of this Lease shall to any extent be invalid or unenforceable, the remainder of this Lease, or the application of such term to persons or circumstances other than those as to which it is invalid or unenforceable, shall not be affected thereby, and each term of this Lease shall be valid and enforceable to the fullest extent permitted by law.

11.7ESTOPPEL CERTIFICATE

TENANT agrees on the COMMENCEMENT DATE, and from time to time thereafter upon not less than fifteen (15) days prior written request by LANDLORD, to execute, acknowledge and deliver to LANDLORD a statement in writing in the form attached hereto as EXHIBIT G, certifying that this LEASE is unmodified and in full force and effect; that TENANT has no defenses, offset or counterclaims against its obligations to pay the Fixed Rent and Additional Rent and to perform its other covenants under this Lease; that there are no uncured defaults of LANDLORD or TENANT under this Lease (or, if there have been any modifications, defenses, offsets, counterclaims, or defaults, setting them forth in reasonable detail); and the dates to which the Fixed Rent, Additional Rent and other charges have been paid. Any such statement delivered pursuant to this Section 10.7 may be relied upon by any prospective purchaser or mortgagee of premises which include the Premises or any prospective assignee of any such mortgagee.

11.8BROKERAGE AND AGENCY DISCLOSURE

TENANT represents and warrants that it has dealt with no broker in connection with this transaction other than Price Edwards and Company and agrees to defend, indemnify and save LANDLORD harmless from and against any and all claims for a commission arising out of this Lease made by anyone other than Price Edwards and Company.

11.9EXEMPTIONS

TENANT and Guarantor waive any benefit of any exemption, homestead, or other laws which might restrict LANDLORD's efforts to execute upon any property of TENANT or assets of the TENANT or Guarantor in connection with enforcement of any obligation of the TENANT to pay rent or any other monetary obligation of TENANT to LANDLORD.  Should default occur in the payment of rent, and suit and judgment should follow, TENANT and Guarantor specifically and expressly waive any exemption provided for in any State or Federal law which in any way limits execution upon any asset including homestead, insurance, annuity or other asset, without exception, of LANDLORD or Guarantor.

11.10ENTIRE AGREEMENT

The TENANT agrees that there are no representations, understandings, stipulations, agreements or promises pertaining to this Lease or the Leased Premises which are not incorporated herein. This Lease will not be altered, waived, amended or extended, except by a written agreement signed by the LANDLORD and the TENANT.

11.11TENANT’S TIME TO SUE

11.11.1COMMENCEMENT OF ACTION.Any claim, demand, right or, defense by TENANT that arises out of this Lease or the negotiations that preceded this Lease shall be barred unless TENANT commences an action thereon, or interposes a defense by reason thereof, within six (6) months after the date of the inaction, omission, event, or action that gave rise to such claim, demand, right, or defense.

11.11.2TENANT ACKNOWLEDGMENT.TENANT acknowledges and understands, after having consulted with its legal counsel that the purpose of Paragraph 11.11.1 is to shorten the period within which TENANT would otherwise have to raise such claims, demands, rights, or defenses under applicable laws.

ARTICLE 12:SECURITY DEPOSIT

The sum of $6,500.00 further defined in ARTICLE 1.1 is payable in advance due upon Tenant’s execution of this Lease.  LANDLORD acknowledges receipt from TENANT of the Security Deposit to be held by LANDLORD, as security, without interest, for and during the Term, which deposit shall be returned to TENANT, at the termination of this Lease provided there exists no breach of any undertaking of TENANT. If all or any part of the Security Deposit is applied to an obligation of TENANT hereunder, TENANT shall immediately upon request by LANDLORD restore the Security Deposit to its original amount. TENANT shall not have the right to call upon LANDLORD to apply all or any part of the Security Deposit to cure any default or fulfill any obligation of TENANT, but such use shall be solely in the discretion of LANDLORD. Upon any conveyance by LANDLORD of its interest under this Lease, the Security Deposit may be delivered by LANDLORD to LANDLORD's grantee or transferee. Upon any such delivery, TENANT hereby releases LANDLORD herein named of any and all liability with respect to the Security Deposit, its application and return, and TENANT agrees to look solely to such grantee or transferee. It is further understood that this provision shall also apply to subsequent grantees and transferees.

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EXECUTED AND DELIVERED as of the day and year first above written.

TENANT:FullWeb, Inc.

By:Date:_________________________

         Roger P. Baresel, CEO

Landlord:   BOKP Tower, LLC

By:   __________________________________Date:__________________________

       William Mee, Manager

~~E~~XHIBIT ~~A~~

LEGAL DESCRIPTION

Intentionally deleted

EXHIBIT B

PLAN SHOWING TENANT'S SPACE

EXHIBIT C

~~SPECIFICATIONS OF TENANT IMPROVEMENTS.~~

N/A

EXHIBIT D

RULES AND REGULATIONS

1.The entrances, lobbies, passages, corridors, elevators and stairways shall not be encumbered or obstructed by TENANT, TENANT's agents, servants, employees, licensees, or visitors or be used by them for any purpose other than for ingress and egress to and from the Premises. The moving in or out of all safes, freight, furniture, or bulky matter of any description must take place during hours specifically approved in advance by the Building Manager. LANDLORD reserves the right to inspect all freight and bulky matter to be brought into the Building and to exclude from the Building all freight and bulky matter which violates any of these Rules and Regulations or the Lease of which these Rules and Regulations are a part.

2.No curtains, blinds, shades, or signs other than those furnished by LANDLORD shall be attached to, hung in, or used in connection with any window or door of the Premises, without the prior written consent of LANDLORD. Interior signs on doors shall be fabricated by LANDLORD or by sign makers first approved by LANDLORD, at the expense of TENANT, and shall be of a size, color, and style acceptable to LANDLORD.

3.No additional locks or bolts of any kind shall be placed upon the doors or windows by TENANT, nor shall any changes be made in existing locks or the mechanism thereof without the prior written consent of LANDLORD. TENANT must, upon the termination of its tenancy, restore to LANDLORD all keys either furnished to or otherwise procured by TENANT, and in the event of the loss of any keys so furnished, TENANT shall pay to LANDLORD the cost thereof.

4.Canvassing, soliciting, and peddling in the Building are prohibited and TENANT shall cooperate to prevent the same.

5.TENANT may request heating or air conditioning during periods in addition to normal working hours by contacting the Building Manager. TENANT shall submit to the Building Manager a list of personnel who are authorized to make such requests. Charges for the additional hours of operation shall be fair and reasonable and reflect the additional operating costs involved.

6.TENANT shall comply with all security measures from time to time established by LANDLORD for the Building.

7.        Smoking is specifically prohibited within the confines of the entire Building as well as the parking garage at all times.

8.        No animals in the Building or Premises at any time.

EXHIBIT E

ESTOPPEL CERTIFICATE

(Name and address of Mortgage holder)Date:

RE:(Address)

Your Application #:

Gentlemen:

It is our understanding that you have committed to place a mortgage upon the subject premises and as a condition precedent thereof have required this certification by the undersigned.

The undersigned, as TENANT, under that certain lease dated , made with , as LANDLORD, hereby ratifies the said lease and certifies that:

1.  The undersigned has entered into occupancy of the premises in said lease on ; and

2.  The undersigned is presently open and conducting business with the public in the premises; and

3.  The minimum rental in the annual amount of $ was payable from the date of occupancy; and

4.  That said lease is in full force and effect and has not been assigned, modified, supplemented or amended in any way (except by agreement or agreements dated    ), and neither party thereto is in default thereunder; and

5.  That the same represents the entire agreement between the parties as to this leasing; and

6.  That the term of said lease expires on ; and

7.  That all conditions under said lease to be performed by the LANDLORD have been satisfied, including but without limitation, all co-tenancy requirements thereunder; and

8.  All required contributions by LANDLORD to TENANT on account of TENANT's improvements have been received; and

9.  On this date there are no existing defenses or offsets which the undersigned has against the enforcement of said lease by the LANDLORD; and

10.  That no rental has been paid in advance and no security (or in the amount of $) has been deposited with LANDLORD; and

11.  That rental for , 20___, has been paid.

Very truly yours,

TENANT:

By:

Title:

EXHIBIT F

Additional Terms

1.Right to Terminate Early:     On each 12-month anniversary (12/31/20, 12/31/21, 12/31/22, and 12/31/23) Tenant shall have the right to terminate this Lease by giving Landlord a minimum of a 60-day written notice of Tenants intent to terminate, time is of the essence.  Tenant may terminate without any penalty.

2.Options to Renew:  Provided Tenant is not in default as to any provisions of this Lease; Tenant shall have two (2) options to renew for a period a period of 5 years each at the then fair market rent as determined in good faith by Landlord.  Tenant must give a minimum of 270 days prior written notice from the then expiration date of Tenants intent to renew.  The Landlord shall have 30 days from receipt of such Tenants written notice to reply with the then fair market rent.   Tenant shall have the Right to Terminate Early as set forth in the preceding paragraph on each 12- month anniversary during the renewal periods.

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ASBESTOS NOTICE RIDER

This Rider is made and entered into by and between BOKP TOWER, LLC, (“Landlord”), and FullWeb, Inc. an Oklahoma corporation (“Tenant”), as of the day and year of the Lease between Landlord and Tenant to which this Rider is attached.  Landlord and Tenant hereby agree that, notwithstanding anything contained in the Lease to the contrary, the provisions set forth below shall be deemed to be part of the Lease.  All references in the Lease and in this Rider to the “Lease” shall be construed to mean the Lease (and all exhibits attached thereto), as amended and supplemented by this Rider.  All capitalized terms not defined in this Rider shall have the same meaning as set forth in the Lease.

Tenant has received notification that asbestos containing building materials (ACBM) exist within the Building.  Past inspections by two independent consulting firms to determine the location, amount, and type of ACBM concluded that the ACBM was in generally good condition and posed no health hazard unless disturbed.  Landlord may engage in future asbestos abatement activities within the Building.  As a result, Tenant understands that there may be temporary inconveniences caused by such abatement activities in adjoining or nearby leased premises.  In addition, in order to avoid potential hazards caused by unauthorized disturbance of ACBM within the Building, Tenant agrees that it will not allow any construction activities within the Building that involve removal of ceiling panels, or any form of penetrations above the ceiling or into building columns, without requiring the persons or entities performing such work to obtain clearance for such activities through a written permit application with the Property Manager.  Tenant shall take necessary measures to insure staff compliance with these requirements pertaining to asbestos management within the 201 RSK Building.  Tenant shall further report immediately to Landlord any observed evidence or indication of unauthorized or accidental disturbance of ACBM. Tenant shall indemnify Landlord for claims resulting from Tenant’s violation of this Rider and the terms of this Rider shall survive the expiration of the Lease term.

TENANT: FullWeb, Inc.

_________________________________Date:_______________________________

Roger P. Baresel, CEO

Corporate Guaranty

            For good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, and in consideration for, and as an inducement to Landlord to make the attached Lease with Tenant (FullWeb, Inc.) dated November 22, 2019 by and between BOKP Tower, LLC and FullWeb, Inc., an Oklahoma corporation, the undersigned does hereby corporately guarantee to Landlord, without condition or limitations except as hereinafter provided, the payment of Rent and Additional Rent to be paid by the Tenant and the full performance and observance of all the terms, covenants and conditions therein provided to be performed, observed or complied with by Tenant, including the Rules and Regulations as therein provided, without requiring any notice of non-payment, non-

performance or non-observance, or proof, or notice, or demand, whereby to charge the undersigned therefor, all of which the undersigned hereby expressly waives and expressly agrees that the validity of this guaranty and the obligations of the guarantor hereunder shall in no way be terminated, affected or impaired by reason of the assertion by Landlord against Tenant of any of the rights or remedies reserved to Landlord pursuant to the provisions of the attached Lease.  Landlord may grant extensions of time and other indulgences and may modify, amend or waive any of the terms, covenants or conditions of the attached lease, and discharge or release any party or parties thereto, all without notice to the undersigned and without in any way impairing, releasing or affecting the liability or obligation of the undersigned.  The undersigned agrees that Landlord may proceed directly against the undersigned without taking any action under the attached Lease and without exhausting Landlord remedies against Tenant; and no discharge of Tenant in bankruptcy or in any other insolvency proceedings shall in any way or to any extent discharge or release the undersigned from any liability or obligation hereunder.  The undersigned further covenants and agrees that this guaranty shall remain and continue in full force and effect as to any renewal, modification or extension of the attached Lease, and that no subletting and no assignment of the within Lease, without Landlord’s written consent thereto, shall release or discharge the undersigned. However, this Guarantee shall terminate if the Landlord agrees in writing to the assignment of the attached Lease.  As a further inducement to Landlord to make the within Lease and in consideration therefor, the undersigned agrees that in any action or proceeding brought by either Landlord or the undersigned against the other on any matter whatsoever arising out of, under, or by virtue of any of the terms, covenants or conditions of the attached Lease or of this guaranty, the undersigned shall pay, in addition to any damages which a court of competent jurisdiction may award, such amount or amounts as the court may determine to be reasonable attorneys’ fees incurred by Landlord or its successors or assigns in the enforcement of this guaranty. Landlord and Guarantor waive the right to trial by jury in any action, proceeding or counterclaim involving enforcement of this guaranty or involving the right to any statutory relief or remedy.

           All rights under this Guaranty shall inure to the benefit of any successors or assigns of Landlord.

IN WITNESS WHEREOF, the undersigned has signed this Guaranty as of the ___ of ____________, 2019.

Corporate Guarantor: FullNet Communications, Inc.

_____________________________________

Roger Baresel, CEO

LEASE ADDENDUM

Notwithstanding anything in the foregoing Lease to the contrary, the Landlord and Tenant acknowledge and agree that Arvest Bank has exclusive rights with respect to the following uses in the Building (the "Protected Use") during all periods that the Arvest Bank lease remains in full force and effect:

Any use by or as financial institutions, and/or financial service companies, or similar companies that provide banking services/financial services, including the installation and operation of ATMs or any entities which: (a) are F.D.LC. insured, or the deposits and accounts of which are insured by a similar governmental agency backed in full by either the U.S. government or a State government, or (b) which could be reasonably deemed to be in direct competition with Arvest Bank (and shall include any direct and indirect holding companies, subsidiaries and affiliates of any such party).

Tenant agrees that to the extent the permitted use provisions in the Lease could be interpreted to allow the Protected Use, it is hereby amended to exclude the Protected Use and Tenant cannot under any circumstances use the Leased Premises for the Protected Use. In addition, in connection with any assignment or sublease transaction by the Tenant as contemplated by the Lease, no assignee or subtenant will ever have the right to use the Leased Premises for the Protected Use.